UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

BNY Mellon High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/20

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon High Yield Strategies Fund

ANNUAL REPORT March 31, 2020

BNY Mellon High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon High Yield Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon High Yield Strategies Fund (formerly, Dreyfus High Yield Strategies Fund), covering the 12-month period from April 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equity markets benefited from the U.S. Federal Reserve’s (the “Fed”) more accommodative stance on interest rate cuts. Trade tensions between the U.S. and China emerged at times, disrupting markets, but the pace of the U.S. economy remained steady, and stocks rose in mid-2019. Volatility subsequently returned, when investors grew more concerned about the state of the global economy. However, stocks eventually rebounded, rallying through the end of the calendar year due to supportive interest rate cuts and the announcement of a trade deal between the U.S. and China. Early in 2020, concerns about the COVID-19 roiled markets, compounded by an oil price war between Saudi Arabia and Russia. By the end of the reporting period, stocks had posted significant declines.

Fixed-income markets benefited from Fed interest rate cuts and from investor concerns about an economic slowdown. Responding to global economic concerns, the Fed reduced rates in July, September and October 2019. This brought the cumulative reduction in the federal funds rate during the period to 75 basis points. As stocks subsequently rallied, Treasury bonds declined and rates across much of the yield curve rose until early in 2020, when the potential threat posed by COVID-19 began to emerge. This caused rates on the intermediate- and long-dated portions of the Treasury curve to fall during the first quarter of 2020. March 2020 saw significant volatility, when the Fed responded to increasing concerns about COVID-19 with two emergency rate cuts, bringing the federal funds rate to near zero.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
April 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2019 through March 31, 2020, as provided by Chris Barris, Kevin Cronk, and Leland Hart, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended March 31, 2020, BNY Mellon High Yield Strategies Fund (formerly, Dreyfus High Yield Strategies Fund) produced a total return of -15.05% on a net-asset-value basis and a return of -19.39% on a market basis. Over the same time period, the fund provided aggregate income dividends of $0.26 per share.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, posted a total return of -7.46% for the same period.2

High yield corporate bonds produced negative returns over the reporting period, amid concerns over economic growth and market volatility brought on by the COVID-19. The fund underperformed the Index, due in part to short duration positioning and asset allocation decisions.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating-rate loans.

Central Bank Policy, Trade and Disease Influence Markets

Prices of many fixed-income instruments rose during 2019. The reporting period began with a rally across risk assets. In May, equity markets sputtered due to resurfacing trade issues, causing investors to seek safe-haven assets, depressing yields and providing an additional boost to fixed-income market values. The U.S. Federal Reserve (the “Fed”) reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates during its May 2019 meeting. Over the summer, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three times throughout the summer and fall of 2019, each time by 25 basis points. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger, forward-looking economic data.

However, volatility reentered the picture in January 2020. An outbreak of the COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020. Perception of increased economic risk caused many areas of the high yield market to begin a pullback in February. March 2020 brought heightened volatility as the virus spread. In addition, increased oil production outside of the U.S. caused energy security prices to plummet, amplifying the tension. The Fed cut rates twice in March in an attempt to support the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

economy and market valuations. Spreads widened a large amount in a short time, placing significant downward pressure on high yield security prices.

Duration Positioning and Asset Allocation Constrain Results

Over the reporting period, the fund’s results were hampered by short duration positioning relative to the benchmark. During the period, longer duration securities tended to outperform the broader market. In addition, some asset allocation decisions also detracted from returns. Underweight allocations to the telecommunications and food and beverage industries provided a headwind to results, as did a position in BB rated collateralized loan obligation (CLO) mezzanine debt. Security selection within the broadcasting industry was also challenging. The shutdown of sporting events has depressed valuations of securities issued by these companies. Credit issued by Diamond Sports Group was among the top individual detractors. Gaming company Scientific Games International was also a leading negative contributor. Social distancing guidelines have led to decreased usage of their lottery and slot machine gaming products. Positions in energy companies Whiting Petroleum and Gulfport Energy also provided a drag on returns. Both positions were exited during the period. From a credit rating perspective, an underweight to BB rated debt, which performed well during the period, constrained results. Overweights to B and CCC rated debt, which lagged during the 12 months, provided a negative effect.

Conversely, portfolio returns were helped by an underweight to securities issued by energy companies, which underperformed the broader market during the period. In addition, an overweight to the packaging and underweight to the leisure industries also bolstered returns. An allocation to bank loans, which outperformed corporate high yield debt during the period, was also accretive to positive results. Overall security selection effects were a net positive, helped by results within the telecommunications and financials sectors. In particular, telecommunications company Altice France Holding and financial company Dun & Bradstreet were among the top contributors to results. Elsewhere in the markets, health care company Avantor was also a leading performer.

Positioned for a Challenging Landscape

It is our opinion that a lot of uncertainty currently exists regarding the economic impact of the COVID-19 outbreak. We believe that over time, this lack of visibility will correct itself. In the meantime, we are spending a lot of time carefully examining each position in the portfolio and determining the liquidity profiles of the issuers. To remain viable during this challenging time, it is paramount that an issuer has the ability to continue to pay their fixed costs or to reduce their costs to meet their coupon payments, despite the current economic climate.

We have addressed what we believe are the credits with the shorter runway and have migrated the portfolio up in quality in light of a more uncertain economic environment post-virus. We are pleased to report that there were no defaults in the portfolio during the reporting period.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

SELECTED INFORMATION
March 31, 2020 (Unaudited)

Market Price per share March 31, 2020			$2.27
Shares Outstanding March 31, 2020			72,707,688
New York Stock Exchange Ticker Symbol			DHF
MARKET PRICE (NEW YORK STOCK EXCHANGE)
	Fiscal Year Ended March 31, 2020
	Quarter Ended June 30, 2019	Quarter Ended September 30, 2019	Quarter Ended December 31, 2019	Quarter Ended March 31, 2020
High	$3.14	$3.10	$3.12	$3.18
Low	2.97	3.01	3.02	1.80
Close	3.06	3.06	3.10	2.27
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2020				77.54%
April 1, 2010 through March 31, 2020				42.17
April 1, 2015 through March 31, 2020				(0.62)
April 1, 2019 through March 31, 2020				(19.39)
July 1, 2019 through March 31, 2020				(20.86)
October 1, 2019 through March 31, 2020				(22.49)
January 1, 2020 through March 31, 2020				(25.58)

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)				$15.00
March 31, 2019				3.32
June 30, 2019				3.34
September 30, 2019				3.35
December 31, 2019				3.37
March 31, 2020				2.59
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2020				102.33%
April 1, 2010 through March 31, 2020				72.35
April 1, 2015 through March 31, 2020				7.66
April 1, 2019 through March 31, 2020				(15.05)
July 1, 2019 through March 31, 2020				(17.36)
October 1, 2019 through March 31, 2020				(19.31)
January 1, 2020 through March 31, 2020				(21.98)

† With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2%
Advertising - 1.3%
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	2,863,000	[b]	2,426,392
Aerospace & Defense - 3.9%
Bombardier, Sr. Unscd. Notes		6.13	1/15/2023	785,000	[b]	558,335
Bombardier, Sr. Unscd. Notes		7.50	3/15/2025	2,830,000	[b,c]	1,981,000
Bombardier, Sr. Unscd. Notes		7.88	4/15/2027	500,000	[b,c]	348,788
Signature Aviation U.S. Holdings, Gtd. Notes		4.00	3/1/2028	970,000	[b]	881,099
TransDigm, Gtd. Notes		6.50	5/15/2025	510,000		487,690
TransDigm, Sr. Scd. Notes		6.25	3/15/2026	1,685,000	[b]	1,686,048
TransDigm UK Holdings, Gtd. Notes		6.88	5/15/2026	1,440,000		1,351,501
					7,294,461
Automobiles & Components - 5.3%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	1,110,000		924,075
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	1,295,000	[b,c]	1,045,712
Ford Motor Credit, Sr. Unscd. Notes	EUR	2.39	2/17/2026	830,000		686,555
Ford Motor Credit, Sr. Unscd. Notes	EUR	3.02	3/6/2024	905,000		817,648
Ford Motor Credit, Sr. Unscd. Notes		3.22	1/9/2022	325,000		304,688
Ford Motor Credit, Sr. Unscd. Notes		3.81	10/12/2021	395,000		379,200
Ford Motor Credit, Sr. Unscd. Notes		3.82	11/2/2027	200,000		167,000
Ford Motor Credit, Sr. Unscd. Notes		4.06	11/1/2024	200,000		182,500
Ford Motor Credit, Sr. Unscd. Notes		4.27	1/9/2027	200,000		171,500
Ford Motor Credit, Sr. Unscd. Notes	GBP	4.54	3/6/2025	585,000		585,942
Ford Motor Credit, Sr. Unscd. Notes		4.54	8/1/2026	250,000		220,000
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	930,000		797,475
Panther BF Aggregator 2, Gtd. Notes		8.50	5/15/2027	2,905,000	[b,c]	2,550,445
Panther BF Aggregator 2, Sr. Scd. Notes		6.25	5/15/2026	835,000	[b]	793,769
Tenneco, Gtd. Notes		5.00	7/15/2026	715,000	[c]	454,079
					10,080,588
Banks - .6%
Bank of America, Jr. Sub. Bonds, Ser. U		5.20	6/1/2023	560,000		537,326
Citigroup, Jr. Sub. Bonds		5.95	1/30/2023	560,000		541,906
					1,079,232
Building Materials - 1.9%
Cornerstone Building Brands, Gtd. Notes		8.00	4/15/2026	1,880,000	[b,c]	1,631,041
Griffon, Gtd. Notes		5.75	3/1/2028	1,215,000	[b,c]	1,148,934
Masonite International, Gtd. Notes		5.38	2/1/2028	738,000	[b]	729,402
					3,509,377

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Chemicals - 3.3%
Consolidated Energy Finance, Gtd. Notes		6.50	5/15/2026	230,000	[b]	195,165
Consolidated Energy Finance, Sr. Unscd. Notes		6.88	6/15/2025	835,000	[b,c]	728,512
CVR Partners, Scd. Notes		9.25	6/15/2023	2,320,000	[b,c]	1,874,456
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	1,995,000	[b]	1,950,112
Kraton Polymers, Gtd. Notes		7.00	4/15/2025	685,000	[b,c]	612,000
Venator Finance, Gtd. Notes		5.75	7/15/2025	985,000	[b,c]	775,687
					6,135,932
Collateralized Loan Obligations Debt - 4.0%
Battalion CLO VII, Ser. 2014-7A, Cl. DRR, 3 Month LIBOR +6.31%		8.15	7/17/2028	750,000	[b,d]	509,673
Chenango Park CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.80%		7.63	4/15/2030	1,000,000	[b,d]	611,000
CIFC Funding CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.00%		6.82	4/18/2031	2,000,000	[b,d]	1,218,480
Crown Point CLO 8, Ser. 2019-8A, Cl. E, 3 Month LIBOR +7.10%		8.92	10/20/2032	2,000,000	[b,d]	1,203,438
Octagon Investment Partners 33 CLO, Ser. 2017-1A, Cl. D, 3 Month LIBOR +6.30%		8.12	1/20/2031	1,525,000	[b,d]	927,075
Octagon Investment Partners 39 CLO, Ser. 2018-3A, Cl. E, 3 Month LIBOR +5.75%		7.57	10/20/2030	2,000,000	[b,d]	1,129,890
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		7.89	4/17/2031	2,000,000	[b,d]	1,144,356
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%		7.54	5/20/2031	750,000	[b,d]	431,248
Sounds Point CLO IV-R, Ser. 2013-3RA, Cl. E, 3 Month LIBOR +6.25%		8.07	4/18/2031	750,000	[b,d]	425,362
					7,600,522
Commercial & Professional Services - 5.2%
Ahern Rentals, Scd. Notes		7.38	5/15/2023	1,370,000	[b]	792,881
APX Group, Sr. Scd. Notes		6.75	2/15/2027	1,170,000	[b,c]	977,681
ASGN, Gtd. Notes		4.63	5/15/2028	615,000	[b,c]	579,976
Ashtead Capital, Gtd. Notes		4.25	11/1/2029	1,000,000	[b]	854,132
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	1,160,000		749,561
Midas Intermediate Holdco II, Gtd. Notes		7.88	10/1/2022	1,095,000	[b]	710,037
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	1,430,000	[b,c]	1,254,868
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	1,235,000	[b,c]	1,074,450
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	1,675,000	[b,c]	1,684,539

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Commercial & Professional Services - 5.2% (continued)
WW International, Gtd. Notes		8.63	12/1/2025	1,220,000	[b,c]	1,056,819
					9,734,944
Consumer Discretionary - 7.2%
Allen Media, Gtd. Notes		10.50	2/15/2028	1,415,000	[b]	1,166,349
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	1,335,000	[b]	1,064,662
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	1,180,000	[b]	1,088,550
Cirsa Finance International, Sr. Scd. Notes		7.88	12/20/2023	1,000,000	[b]	844,810
Core & Main, Sr. Unscd. Notes		6.13	8/15/2025	891,000	[b,c]	835,286
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	1,235,000	[b,c]	1,140,825
Eldorado Resorts, Gtd. Notes		7.00	8/1/2023	725,000	[c]	657,035
International Game Technology, Sr. Scd. Notes		6.25	1/15/2027	395,000	[b,c]	345,842
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	1,402,000	[b]	1,244,233
Scientific Games International, Gtd. Notes		8.25	3/15/2026	1,540,000	[b]	994,427
Station Casinos, Gtd. Notes		4.50	2/15/2028	696,000	[b]	568,980
Taylor Morrison Communities, Gtd. Notes		5.88	1/31/2025	2,270,000	[b]	2,136,637
Taylor Morrison Communities, Gtd. Notes		5.88	6/15/2027	545,000	[b,c]	509,977
Tempur Sealy International, Gtd. Notes		5.50	6/15/2026	925,000		814,647
Williams Scotsman International, Sr. Scd. Notes		6.88	8/15/2023	245,000	[b,c]	225,093
					13,637,353
Diversified Financials - 8.5%
Ally Financial, Gtd. Notes		8.00	11/1/2031	1,515,000	[c]	1,749,901
Bracken MidCo1, Sr. Unscd. Bonds	GBP	8.88	10/15/2023	995,000	[b]	989,499
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	2,340,000	[b]	2,100,162
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/2023	610,000	[b]	576,974
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/2022	955,000		830,344
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	2,015,000		1,915,503
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	750,000	[b]	812,333
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	1,775,000	[b]	1,518,734
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	1,345,000	[b]	1,323,554
Navient, Sr. Unscd. Notes		5.88	10/25/2024	915,000	[c]	846,704
Navient, Sr. Unscd. Notes		7.25	1/25/2022	1,025,000	[c]	1,006,847
Navient, Sr. Unscd. Notes		7.25	9/25/2023	855,000		844,287

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Diversified Financials - 8.5% (continued)
Quicken Loans, Gtd. Notes	5.75	5/1/2025	1,550,000	[b,c]	1,551,945
				16,066,787
Electronic Components - 2.0%
Energizer Holdings, Gtd. Notes	6.38	7/15/2026	1,246,000	[b]	1,265,375
Energizer Holdings, Gtd. Notes	7.75	1/15/2027	1,649,000	[b]	1,713,723
TTM Technologies, Gtd. Notes	5.63	10/1/2025	920,000	[b]	780,845
				3,759,943
Energy - 10.1%
Antero Midstream Partners, Gtd. Notes	5.75	3/1/2027	790,000	[b]	511,584
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	1,620,000	[b,c]	953,439
Buckeye Partners, Sr. Unscd. Notes	3.95	12/1/2026	360,000	[c]	297,792
Callon Petroleum, Gtd. Notes	6.25	4/15/2023	740,000	[c]	181,278
Centennial Resource Production, Gtd. Notes	6.88	4/1/2027	1,620,000	[b,c]	408,187
Cheniere Energy Partners, Gtd. Notes	4.50	10/1/2029	930,000	[b,c]	832,861
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	2,055,000	[b]	1,083,951
CVR Energy, Gtd. Bonds	5.75	2/15/2028	1,095,000	[b,c]	826,725
DCP Midstream Operating, Gtd. Notes	5.38	7/15/2025	1,670,000	[c]	1,143,900
Enviva Partners, Gtd. Notes	6.50	1/15/2026	1,845,000	[b]	1,812,712
Genesis Energy, Gtd. Notes	6.00	5/15/2023	905,000		664,356
Genesis Energy, Gtd. Notes	6.50	10/1/2025	2,745,000	[c]	2,004,591
Genesis Energy, Gtd. Notes	7.75	2/1/2028	785,000	[c]	549,461
Laredo Petroleum, Gtd. Notes	9.50	1/15/2025	180,000		72,675
Laredo Petroleum, Gtd. Notes	10.13	1/15/2028	125,000		48,438
Matador Resources, Gtd. Notes	5.88	9/15/2026	1,275,000		366,212
Murphy Oil, Sr. Unscd. Notes	5.88	12/1/2027	360,000		189,558
Nabors Industries, Gtd. Notes	5.75	2/1/2025	320,000		73,198
Nabors Industries, Gtd. Notes	7.25	1/15/2026	345,000	[b]	119,888
Nabors Industries, Gtd. Notes	7.50	1/15/2028	360,000	[b]	117,900
Occidental Petroleum, Sr. Unscd. Notes	2.90	8/15/2024	575,000		313,953
Occidental Petroleum, Sr. Unscd. Notes	3.50	8/15/2029	555,000		261,413
Occidental Petroleum, Sr. Unscd. Notes	5.55	3/15/2026	375,000		199,688
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	800,000		383,418
Occidental Petroleum, Sr. Unscd. Notes	6.95	7/1/2024	300,000		169,685
PBF Holding, Gtd. Notes	6.00	2/15/2028	1,440,000	[b]	979,200

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Energy - 10.1% (continued)
PDC Energy, Gtd. Notes	5.75	5/15/2026	150,000		85,009
PDC Energy, Gtd. Notes	6.13	9/15/2024	905,000		490,958
Precision Drilling, Gtd. Notes	7.13	1/15/2026	250,000	[b]	84,636
Precision Drilling, Gtd. Notes	7.75	12/15/2023	455,000	[c]	185,979
Shelf Drilling Holdings, Gtd. Notes	8.25	2/15/2025	1,270,000	[b]	638,810
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	1,110,000		312,193
Southwestern Energy, Gtd. Notes	7.50	4/1/2026	540,000	[c]	357,791
Transocean Poseidon, Sr. Scd. Notes	6.88	2/1/2027	602,000	[b,c]	491,814
Transocean Sentry, Sr. Scd. Notes	5.38	5/15/2023	615,000	[b,c]	521,194
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	1,738,000		1,096,021
WPX Energy, Sr. Unscd. Notes	5.25	9/15/2024	225,000		138,931
				18,969,399
Environmental Control - 2.7%
Covanta Holding, Sr. Unscd. Notes	5.88	7/1/2025	2,270,000		2,108,251
GFL Environmental, Sr. Unscd. Notes	7.00	6/1/2026	988,000	[b,c]	964,740
Harsco, Gtd. Notes	5.75	7/31/2027	1,210,000	[b,c]	1,128,827
Waste Pro USA, Sr. Unscd. Notes	5.50	2/15/2026	920,000	[b]	859,986
				5,061,804
Food Products - 2.7%
Albertsons, Gtd. Notes	6.63	6/15/2024	2,095,000	[c]	2,142,075
Albertsons, Gtd. Notes	7.50	3/15/2026	495,000	[b]	536,294
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	2,390,000		2,354,150
				5,032,519
Forest Products & Other - 1.2%
Mercer International, Sr. Unscd. Notes	7.38	1/15/2025	2,660,000		2,237,738
Health Care - 14.3%
Avantor, Sr. Unscd. Notes	9.00	10/1/2025	4,160,000	[b]	4,405,253
Bausch Health, Gtd. Notes	5.25	1/30/2030	230,000	[b]	216,775
Bausch Health, Gtd. Notes	6.13	4/15/2025	1,340,000	[b]	1,328,282
Bausch Health, Gtd. Notes	7.25	5/30/2029	650,000	[b]	678,177
Bausch Health, Gtd. Notes	9.00	12/15/2025	2,420,000	[b,c]	2,569,314
Bausch Health Americas, Gtd. Notes	9.25	4/1/2026	1,850,000	[b,c]	1,941,482
Community Health Systems, Sr. Scd. Notes	6.63	2/15/2025	1,604,000	[b,c]	1,495,730
Encompass Health, Gtd. Notes	4.75	2/1/2030	820,000		812,251
Hologic, Gtd. Notes	4.38	10/15/2025	645,000	[b]	642,772
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	6.63	5/15/2022	852,000	[b,c]	811,513
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	7.25	2/1/2028	1,510,000	[b,c]	1,309,774
Polaris Intermediate, Sr. Unscd. Notes	8.50	12/1/2022	3,365,000	[b]	2,633,047

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Health Care - 14.3% (continued)
Select Medical, Gtd. Notes		6.25	8/15/2026	985,000	[b]	990,422
Tenet Healthcare, Scd. Notes		6.25	2/1/2027	665,000	[b]	650,869
Tenet Healthcare, Sr. Unscd. Notes		8.13	4/1/2022	1,930,000	[c]	1,834,156
Tenet Healthcare Corp., Sr. Unscd. Notes		6.75	6/15/2023	2,060,000		1,913,235
West Street Merger Sub, Sr. Unscd. Notes		6.38	9/1/2025	3,160,000	[b,c]	2,778,177
					27,011,229
Industrial - 3.3%
Brand Industrial Services, Sr. Unscd. Notes		8.50	7/15/2025	980,000	[b,c]	776,817
Gates Global, Gtd. Notes		6.25	1/15/2026	1,890,000	[b,c]	1,683,054
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	1,635,000	[b]	1,213,137
Stevens Holding, Gtd. Notes		6.13	10/1/2026	415,000	[b]	413,530
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	840,000	[b,c]	707,253
Welbilt, Gtd. Notes		9.50	2/15/2024	1,600,000		1,373,992
					6,167,783
Information Technology - 7.0%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	565,000	[b]	552,991
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	1,970,000	[b,c]	1,928,128
Change Healthcare Holdings, Sr. Unscd. Notes		5.75	3/1/2025	2,055,000	[b]	1,916,226
Dun & Bradstreet, Sr. Scd. Notes		6.88	8/15/2026	1,400,000	[b,c]	1,463,875
Dun & Bradstreet, Sr. Unscd. Notes		10.25	2/15/2027	2,425,000	[b,c]	2,583,959
Genesys Telecommunications Laboratories, Gtd. Notes		10.00	11/30/2024	3,590,000	[b,c]	3,694,272
RP Crown Parent, Gtd. Notes		7.38	10/15/2024	1,030,000	[b]	990,391
					13,129,842
Insurance - 4.1%
AmWINS Group, Gtd. Notes		7.75	7/1/2026	1,510,000	[b,c]	1,487,029
AssuredPartners, Sr. Unscd. Notes		7.00	8/15/2025	1,765,000	[b,c]	1,601,685
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	285,000	[b]	264,635
HUB International, Sr. Unscd. Notes		7.00	5/1/2026	1,925,000	[b,c]	1,920,332
USI, Sr. Unscd. Notes		6.88	5/1/2025	2,710,000	[b,c]	2,540,544
					7,814,225
Materials - 7.1%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	620,000	[b]	533,204
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	1,718,000		1,477,491
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	1,307,000	[b]	1,129,836
Ardagh Packaging Finance, Gtd. Notes		5.25	8/15/2027	1,960,000	[b,c]	2,019,878
Flex Acquisition, Sr. Unscd. Notes		6.88	1/15/2025	445,000	[b]	419,399
Flex Acquisition, Sr. Unscd. Notes		7.88	7/15/2026	1,430,000	[b,c]	1,327,086
LABL Escrow Issuer, Sr. Scd. Notes		6.75	7/15/2026	1,180,000	[b]	1,092,234

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Materials - 7.1% (continued)
LABL Escrow Issuer, Sr. Unscd. Notes		10.50	7/15/2027	1,000,000	[b]	939,467
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	3,285,000	[b,c]	2,513,124
Trivium Packaging Finance, Gtd. Notes		8.50	8/15/2027	1,845,000	[b]	1,864,465
					13,316,184
Media - 11.6%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/2026	1,540,000	[b]	1,506,197
Altice Financing, Sr. Scd. Notes		5.00	1/15/2028	825,000	[b]	736,312
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	1,595,000	[b]	1,399,648
CSC Holdings, Sr. Unscd. Notes		5.75	1/15/2030	970,000	[b]	981,844
CSC Holdings, Sr. Unscd. Notes		7.50	4/1/2028	1,735,000	[b,c]	1,860,592
CSC Holdings, Sr. Unscd. Notes		10.88	10/15/2025	700,000	[b]	758,187
Diamond Sports Group, Gtd. Notes		6.63	8/15/2027	810,000	[b,c]	546,183
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	2,475,000	[b,c]	2,024,901
DISH DBS, Gtd. Notes		5.00	3/15/2023	330,000	[c]	319,282
DISH DBS, Gtd. Notes		5.88	7/15/2022	550,000		538,538
Entercom Media, Scd. Notes		6.50	5/1/2027	1,790,000	[b]	1,568,116
Midcontinent Communications, Gtd. Notes		5.38	8/15/2027	760,000	[b,c]	742,336
Nexstar Broadcasting, Gtd. Notes		5.63	7/15/2027	1,050,000	[b]	1,032,202
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	1,085,000	[b,c]	931,738
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	1,251,000	[b]	1,149,350
Scripps Escrow, Gtd. Notes		5.88	7/15/2027	1,115,000	[b,c]	987,388
Sinclair Television Group, Gtd. Notes		5.13	2/15/2027	1,230,000	[b,c]	1,049,857
Summer BidCo, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	1,210,000	[b]	1,159,515
TEGNA, Gtd. Notes		4.63	3/15/2028	469,000	[b]	414,772
TEGNA, Gtd. Notes		5.00	9/15/2029	870,000	[b,c]	786,262
Townsquare Media, Gtd. Notes		6.50	4/1/2023	1,395,000	[b]	1,351,399
					21,844,619
Metals & Mining - 3.9%
Commercial Metals, Sr. Unscd. Notes		5.75	4/15/2026	900,000		846,461
Constellium, Gtd. Notes		6.63	3/1/2025	855,000	[b]	775,887
First Quantum Minerals, Gtd. Notes		7.25	4/1/2023	2,970,000	[b,c]	2,561,640
First Quantum Minerals, Gtd. Notes		7.50	4/1/2025	560,000	[b]	469,529
Freeport-McMoRan, Gtd. Notes		5.45	3/15/2043	870,000	[c]	785,436
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	1,520,000	[b]	1,331,908
Novelis, Gtd. Notes		5.88	9/30/2026	640,000	[b,c]	632,533
					7,403,394
Real Estate - 2.5%
Brookfield Property REIT, Sr. Scd. Notes		5.75	5/15/2026	2,090,000	[b,c]	1,707,534

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Real Estate - 2.5% (continued)
Greystar Real Estate Partners, Sr. Scd. Notes		5.75	12/1/2025	835,000	[b,c]	761,963
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	400,000	[b,c]	332,618
VICI Properties, Gtd. Notes		4.13	8/15/2030	480,000	[b,c]	457,500
VICI Properties, Gtd. Notes		4.25	12/1/2026	545,000	[b]	503,038
VICI Properties, Gtd. Notes		4.63	12/1/2029	1,070,000	[b,c]	979,638
					4,742,291
Retailing - .7%
Staples, Sr. Scd. Notes		7.50	4/15/2026	1,555,000	[b,c]	1,369,377
Technology Hardware & Equipment - 1.8%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	680,000	[b]	690,271
Banff Merger Sub, Sr. Unscd. Notes		9.75	9/1/2026	1,295,000	[b]	1,149,410
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	1,690,000	[b]	1,559,076
					3,398,757
Telecommunication Services - 10.8%
Altice France, Sr. Scd. Notes		8.13	2/1/2027	3,675,000	[b]	3,851,584
Altice France Holding, Gtd. Notes		6.00	2/15/2028	620,000	[b]	550,052
Altice France Holding, Sr. Scd. Notes		10.50	5/15/2027	1,305,000	[b]	1,383,300
CenturyLink, Sr. Unscd. Notes		5.13	12/15/2026	645,000	[b,c]	646,613
CenturyLink, Sr. Unscd. Notes		5.63	4/1/2025	170,000		171,912
CenturyLink, Sr. Unscd. Notes, Ser. Y		7.50	4/1/2024	1,145,000	[c]	1,260,937
Cincinnati Bell, Gtd. Notes		8.00	10/15/2025	1,005,000	[b,c]	1,038,914
CommScope, Gtd. Notes		5.50	6/15/2024	775,000	[b]	721,502
CommScope, Gtd. Notes		8.25	3/1/2027	3,620,000	[b,c]	3,509,409
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	1,575,000	[b,c]	1,307,250
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,775,000	[b,c]	1,859,312
Embarq, Sr. Unscd. Notes		8.00	6/1/2036	1,590,000		1,582,567
Intelsat Jackson Holdings, Gtd. Notes		8.50	10/15/2024	530,000	[b]	337,056
Intelsat Jackson Holdings, Gtd. Notes		9.75	7/15/2025	600,000	[b,c]	378,753
Intrado, Gtd. Notes		8.50	10/15/2025	645,000	[b,c]	475,494
Sprint, Gtd. Notes		7.63	2/15/2025	625,000		696,344
Sprint Capital, Gtd. Notes		8.75	3/15/2032	410,000	[c]	544,501
					20,315,500
Utilities - 2.2%
AmeriGas Partners, Sr. Unscd. Notes		5.88	8/20/2026	275,000		264,921
Calpine, Sr. Scd. Notes		4.50	2/15/2028	545,000	[b]	530,285
Calpine, Sr. Unscd. Notes		5.13	3/15/2028	515,000	[b,c]	477,663
Calpine, Sr. Unscd. Notes		5.75	1/15/2025	380,000		354,350
NRG Energy, Gtd. Notes		6.63	1/15/2027	950,000	[c]	993,272

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 129.2% (continued)
Utilities - 2.2% (continued)
NRG Energy, Gtd. Notes	7.25	5/15/2026	1,400,000		1,474,270
				4,094,761
Total Bonds and Notes (cost $280,239,847)			243,234,953

Floating Rate Loan Interests - 5.9%
Chemicals - .5%
Polar US Borrower, Initial Term Loan, 1-3 Month LIBOR +4.75%	6.18	10/16/2025	1,056,625	[d]	932,472
Commercial & Professional Services - .4%
Pi Lux Finco, Second Lien Facility 1 Term Loan, 6 Month LIBOR +7.25%	8.32	1/1/2026	935,000	[d,e]	794,750
Energy - .9%
Granite Acquisition, Second Lien B Term Loan, 3 Month LIBOR +7.25%	8.70	12/19/2022	1,055,501	[d]	960,506
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%	6.75	6/21/2026	1,114,400	[d]	646,352
				1,606,858
Food Products - .5%
Froneri US, Second Lien Facility USD Term Loan, 1 Month LIBOR +5.75%	6.74	1/31/2028	975,000	[d,e]	926,250
Health Care - .0%
Auris Luxembourg III, Facility B-2 Term Loan, 1 Month LIBOR +3.75%	4.74	2/21/2026	99,748	[d]	76,557
Industrial - .3%
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%	5.45	3/8/2025	860,609	[d,e]	623,942
Information Technology - .3%
Evergreen Skills Lux, First Lien Initial Term Loan, 3 Month LIBOR +4.75%	6.53	4/28/2021	842,770	[d]	556,229
Insurance - 2.1%
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR +6.50%	7.49	8/4/2025	3,240,000	[d]	3,003,075
Mayfield Agency Borrower, First Lien B Term Loan, 1 Month LIBOR +4.50%	5.49	2/28/2025	1,262,516	[d]	1,028,951
				4,032,026

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 5.9% (continued)
Materials - .1%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	6.11	7/31/2025	113,271	[d]	87,332
Media - .3%
NEP Group, Second Lien Initial Term Loan, 3 Month LIBOR +7.00%	8.45	10/19/2026	1,160,000	[d,e]	594,500
Retailing - .5%
Bass Pro Group, Initial Term Loan, 3 Month LIBOR +5.00%	6.07	9/25/2024	1,040,349	[d]	879,095
Total Floating Rate Loan Interests (cost $13,554,770)			11,110,011
	Annualized Yield (%)
Short-Term Investments - .2%
U.S. Government Securities
U.S. Treasury Bills (cost $319,822)	1.36	4/16/2020	320,000	[f]	319,992
	1-Day Yield (%)		Shares
Investment Companies - 6.1%
Registered Investment Companies - 6.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,572,982)	0.40		11,572,982	[g]	11,572,982
Total Investments (cost $305,687,421)			141.4%	266,237,938
Liabilities, Less Cash and Receivables			(41.4%)	(77,967,443)
Net Assets			100.0%	188,270,495

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $189,538,411 or 100.67% of net assets.

c Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

d Variable rate security—rate shown is the interest rate in effect at period end.

e The fund held Level 3 securities at March 31, 2020, these securities were valued at $2,939,442 or 1.56% of net assets.

f Security is a discount security. Income is recognized through the accretion of discount.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Communications	24.0
Consumer, Non-cyclical	23.1
Industrial	21.2
Financial	17.9
Consumer, Cyclical	13.8
Energy	10.9
Technology	9.1
Basic Materials	8.9
Investment Companies	6.1
Collateralized Loan Obligations	4.0
Utilities	2.2
Government	.2
141.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 3/31/19 ($)	Purchases ($)	Sales ($)	Value 3/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,945,854	148,089,664	146,462,536	11,572,982	6.1	129,522

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs
British Pound	594,830	Euro	577,330	4/30/2020	17,500
British Pound	654,087	Euro	650,000	4/30/2020	4,087
Euro	468,674	United States Dollar	515,467	4/1/2020	1,448
British Pound	490,365	United States Dollar	603,688	4/1/2020	5,402
United States Dollar	4,611,876	British Pound	3,840,000	4/30/2020	(161,129)
Euro	883,250	United States Dollar	968,537	4/2/2020	5,655
United States Dollar	6,894,318	Euro	6,286,000	4/30/2020	(47,061)
Gross Unrealized Appreciation					34,092
Gross Unrealized Depreciation					(208,190)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	294,114,439	254,664,956
Affiliated issuers	11,572,982	11,572,982
Cash		41,997
Cash denominated in foreign currency	223,691	223,760
Receivable for investment securities sold		8,691,681
Dividends and interest receivable		5,401,104
Prepaid expenses on loan fees—Note 2		208,333
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		34,092
Prepaid expenses		1,378
		280,840,283
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		200,268
Loan payable—Note 2		83,000,000
Payable for investment securities purchased		7,242,235
Distributions payable		1,563,215
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		208,190
Interest and loan fees payable—Note 2		172,996
Trustees’ fees and expenses payable		93
Other accrued expenses		182,791
		92,569,788
Net Assets ($)		188,270,495
Composition of Net Assets ($):
Paid-in capital		277,482,487
Total distributable earnings (loss)		(89,211,992)
Net Assets ($)		188,270,495

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	72,707,688
Net Asset Value Per Share ($)	2.59

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income ($):
Income:
Interest	24,424,629
Dividends:
Unaffiliated issuers	6,410
Affiliated issuers	129,522
Total Income	24,560,561
Expenses:
Management fee—Note 3(a)	2,626,284
Interest expense and loan fees—Note 2	3,546,503
Professional fees	188,935
Registration fees	84,566
Shareholders’ reports	56,069
Trustees’ fees and expenses—Note 3(c)	35,365
Custodian fees—Note 3(b)	14,664
Shareholder servicing costs	13,082
Chief Compliance Officer fees—Note 3(b)	7,613
Miscellaneous	67,203
Total Expenses	6,640,284
Investment Income—Net	17,920,277
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(11,360,427)
Net realized gain (loss) on forward foreign currency exchange contracts	884,533
Net Realized Gain (Loss)	(10,475,894)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(41,164,149)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(292,041)
Net Change in Unrealized Appreciation (Depreciation)	(41,456,190)
Net Realized and Unrealized Gain (Loss) on Investments	(51,932,084)
Net (Decrease) in Net Assets Resulting from Operations	(34,011,807)

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended March 31, 2020

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(240,208,520)
Proceeds from sales of portfolio securities	268,662,244
Net purchase (sales) of short-term securities	(1,946,949)
Dividends and interest received	26,065,461
Interest and loan fees paid	(3,641,240)
Paid to BNY Mellon Investment Adviser, Inc.	(2,658,538)
Operating expenses paid	(357,194)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	884,533
Net Cash Provided (or Used) in Operating Activities		46,799,797
Cash Flows from Financing Activities ($):
Dividends paid to Shareholders	(19,049,415)
Decrease in loan outstanding	(29,000,000)
Net Cash Provided (or Used) in Financing Activities		(48,049,415)
Effect of foreign exchange rate changes on cash		1,998
Net Increase (Decrease) in cash		(1,247,620)
Cash and cash denominated in foreign currency at beginning of period		1,513,377
Cash and cash denominated in foreign currency at end of period		265,757
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(34,011,807)
Adjustments to reconcile net (decrease) in net assets
resulting from operations to net cash
provided (or Used) in operating activities ($):
Decrease in investments in securities at cost		44,342,561
Decrease in dividends and interest receivable		1,504,900
Increase in receivable for investment securities sold		(7,433,994)
Decrease in prepaid expenses		84,662
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(32,254)
Decrease in payable for investment securities purchased		(20,890)
Decrease in interest and loan fees payable		113,596
Increase in prepaid expenses on loan fees		(208,333)
Decrease in Trustees' fees and expenses payable		(124)
Increase in other accrued expenses		25,765
Net change in unrealized (appreciation) depreciation on investments		41,456,190
Net amortization of premiums on investments		979,525
Net Cash Provided (or Used) in Operating Activities		46,799,797

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2020	2019
Operations ($):
Investment income—net	17,920,277	19,042,168
Net realized gain (loss) on investments	(10,475,894)	(2,413,594)
Net change in unrealized appreciation (depreciation) on investments	(41,456,190)	(3,829,065)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,011,807)	12,799,509
Distributions ($):
Distributions to shareholders	(18,903,999)	(20,503,568)
Total Increase (Decrease) in Net Assets	(52,915,806)	(7,704,059)
Net Assets ($):
Beginning of Period	241,186,301	248,890,360
End of Period	188,270,495	241,186,301

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	3.32	3.42	3.56	3.26	3.84
Investment Operations:
Investment income—net[a]	.25	.26	.27	.29	.30
Net realized and unrealized gain (loss) on investments	(.72)	(.08)	(.12)	.33	(.53)
Total from Investment Operations	(.47)	.18	.15	.62	(.23)
Distributions:
Dividends from investment income—net	(.26)	(.28)	(.29)	(.32)	(.35)
Net asset value, end of period	2.59	3.32	3.42	3.56	3.26
Market value, end of period	2.27	3.07	3.19	3.39	3.13
Total Return (%)[b]	(19.39)	5.56	2.53	19.23	(4.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.77	2.84	2.35	2.12	1.91
Ratio of net expenses to average net assets	2.77	2.84	2.35	2.12	1.91
Ratio of interest expense and loan fees to average net assets	1.48	1.57	1.07	.83	.64
Ratio of net investment income to average net assets	7.49	7.87	7.57	8.30	8.63
Portfolio Turnover Rate	70.93	61.37	47.03	53.96	54.23
Net Assets, end of period ($ x 1,000)	188,270	241,186	248,890	258,719	236,944
Average borrowings outstanding ($ x 1,000)	110,784	114,389	116,241	114,882	116,593
Weighted average number of fund
shares outstanding ($ x 1,000)	72,708	72,708	72,708	72,708	72,642
Average amount of debt per share ($)	1.52	1.57	1.60	1.58	1.61

a Based on average shares outstanding.

b Calculated based on market value.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

Effective June 3, 2019, the fund changed its name from Dreyfus High Yield Strategies Fund to BNY Mellon High Yield Strategies Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Loan Obligations	–	7,600,522	–	7,600,522
Corporate Bonds	–	235,634,431	–	235,634,431
Floating Rate Loan Interests	–	8,170,569	2,939,442	11,110,011
Investment Companies	11,572,982	–	–	11,572,982

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
U.S. Treasury Securities	–	319,992	–	319,992
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	34,092	–	34,092
Liabilities($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(208,190)	–	(208,190)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 3/31/2019	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	–
Purchases/Issuances	–
Sales/Dispositions	–
Transfers into Level 3†	2,939,442
Transfers out of Level 3	–
Balance as of 3/31/2020††	2,939,442
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 3/31/2020	(871,941)

† Transfers into Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of significant observable inputs.

†† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered

NOTES TO FINANCIAL STATEMENTS (continued)

predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

The fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans interest. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans interest also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans interest may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan interest and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans interest than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans interest in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans interest are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans interest may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-

NOTES TO FINANCIAL STATEMENTS (continued)

public information, so that purchasers, such as the fund, may not have the benefit of these protections.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

To the extent the fund invests in pooled investment vehicles, such as Exchanged Traded Funds (“ETF”) and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

(f) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On March 26, 2020, the Board declared a cash dividend of $0.0215 per share from undistributed investment income-net, payable on April 24, 2020 to shareholders of record as of the close of business on April 09, 2020. The ex-dividend date was April 08, 2020.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,114,964, accumulated capital losses $48,067,487 and unrealized depreciation $40,696,254.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2020. The fund has $14,651,836 of short-term capital losses and $33,415,651 of long-term capital losses which can be carried forward for an unlimited period.

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2020 and March 31, 2019 were as follows: ordinary income $18,903,999 and $20,503,568, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended March 31, 2020.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 18, 2020, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $204,151,767 as of March 31, 2020. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended March 31, 2020, total fees pursuant to the Agreement amounted to $3,546,503 inclusive of $2,452,272 of interest expense and $1,094,231 of loan fees. These fees are included in Interest expense and loan fees in the Statement of Operations.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2020 was $110,784,150 with a related weighted average annualized interest rate of 2.21% related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Adviser, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2020, the fund was charged $14,664 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund will receive interest income or overdraft fees when cash balances are maintained. These fees, if any, are included in interest income in the Statement of Operations.

During the period ended March 31, 2020, the fund was charged $7,613 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $193,457, custodian fees of $4,814 and Chief Compliance Officer fees of $1,997.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2020, amounted to $238,760,899 and $274,283,450, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’

NOTES TO FINANCIAL STATEMENTS (continued)

payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	34,092	(208,190)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	34,092	(208,190)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	34,092	(208,190)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Goldman Sachs	34,092		(34,092)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs	(208,190)		34,092	-	(174,098)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2020:

Average Market Value ($)
Forward contracts	13,400,078

At March 31, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was $306,989,464; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $40,739,021, consisting of $1,819,037 gross unrealized appreciation and $42,558,058 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of

BNY Mellon High Yield Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Strategies Fund (formerly, Dreyfus High Yield Strategies Fund) (the “Fund”), including the statements of investments and forward foreign currency exchange contracts, as of March 31, 2020, and the statement of investments in affiliated issuers as of and for the year then ended, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
May 28, 2020

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the fund, fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on

ADDITIONAL INFORMATION (Unaudited) (continued)

the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

ADDITIONAL INFORMATION (Unaudited) (continued)

These terms and conditions shall be governed by the laws of the State of New York.

Supplemental Information

During the period ended March 31, 2020, there were (i) no material changes in the fund’s investment objectives or fundamental investment policies and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund's portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 72.64% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser stated that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end high yield funds (the “Performance Group”) and with a broader group of all leveraged closed-end high yield funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all leveraged closed-end high yield funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds. The Board discussed with representatives of the

Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was at or above the Performance Group and Performance Universe medians for all periods, except the four- and ten-year periods when it was below the Performance Group median. This information also showed that the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians for all periods. The Board considered that, on both a net asset value basis and market price basis, the fund’s yield performance was above the Performance Group median for nine of the ten one-year periods ended December 31st and above the Performance Universe median for all ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset basis) to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was equal to or slightly above the Expense Group and Expense Universe median actual and contractual management fees, based on both common assets and on common and leveraged assets. This information also showed that the fund’s total expenses, based on both common assets and on common assets and leveraged assets, were higher than the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Adviser in managing the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Current term expires in 2021

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)
Board Member (2011)
Current term expires in 2021

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

Andrew J. Donohue (69)
Board Member (2019)
current term expires in 2021

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Kenneth A. Himmel (72)
Board Member (1998)
Current term expires in 2021

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (72)
Board Member (1998)
Current term expires in 2021

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (1998)
Current term expires in 2022

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (73)
Board Member (1998)
Current term expires in 2022

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

Amanda Quinn, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND TRUSTEES
BNY Mellon High Yield Strategies Fund

240 Greenwich Street
New York, NY 10286

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Robert Salviolo
Kenneth A. Himmel
Stephen J. Lockwood	Chief Compliance Officer
Roslyn M. Watson	Joseph W. Connolly
Benaree Pratt Wiley
Portfolio Managers
Officers	Chris Barris
President	Kevin Cronk
Renee-Laroche-Morris	Leland Hart
Chief Legal Officer
Bennett A. MacDougall	Adviser
Vice President and Secretary	BNY Mellon Investment Adviser, Inc.
James Bitetto
Vice Presidents and Assistant Secretaries
Sonalee Cross	Custodian
Deirdre Cunnane	The Bank of New York Mellon
Sarah S. Kelleher	Counsel
Jeff Prusnofsky	K&L Gates LLP
Amanda Quinn	Transfer Agent,
Peter M. Sullivan	Dividend Disbursing Agent
Natalya Zelensky	Computershare Inc.
Vice President	Stock Exchange Listing
David DiPetrillo	NYSE Symbol: DHF
Treasurer	Initial SEC Effective Date
James Windels	4/23/98
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon High Yield Strategies Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar
Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent
Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DHF

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0430AR0320

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $104,140in 2019 and $107,960 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,900 in 2019 and $32,030 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,690 in 2019 and $2,730 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2019 and $463,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on BNYM Investment Adviser's website, by the following August 31st, at http://im.bnymellon.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is BNYM Investment Adviser's policy to seek to vote all proxies for securities held in the fund's portfolios for which BNYM Investment Adviser has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of May 29, 2020, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA and Leland Hart are the fund's primary portfolio managers, positions they have held since October 2017, October 2017 and February 2018, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer.  He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a board range of high yield bond strategies for both institutional and retail finds.  Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience.  Mr. Barris joined Standish Mellon Asset Management Company LLC. An affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee.  Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Mr. Hart joined Alcentra in January 2018 as Managing Director and Head of U.S. Loans and High Yield.  He joined Alcentra from BlackRock Asset Management, where he was a Managing Director, having joined in 2009.   Messrs. Barris, Cronk and Hart manage the fund as employees of BNYM Investment Adviser.

(a)(2) The following information is as of March 31, 2020:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk and Leland Hart are the Registrant's primary portfolio managers.  Messrs. Barris, Cronk and Hart are dual employees of Alcentra and BNYM Investment Adviser.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2020:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	4	$2.0B	2	$505.0M	5	$1.2B
Kevin Cronk	4	$2.0B	2	$590.0M	4	$1.4B
Leland Hart	4	$2.0B	3	$686.4M	20	$7.0B

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2020:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon High Yield Strategies Fund	$10,001 - $50,000
Kevin Cronk	BNY Mellon High Yield Strategies Fund	$10,001 - $50,000
Leland Hart	BNY Mellon High Yield Strategies Fund	$50,001 - $100,000

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser  or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or Alcentra.  BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may gave deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of BNYM Investment Adviser or Alcentra.  Accordingly, BNYM Investment Adviser and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mello High Yield Strategies Fund

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    May 26, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    May 26, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)